Chittenden

CORPORATION

As of December 31, 2002

Chittenden   THE BANK OF WESTERN MASSACHUSETTS   FLAGSHIP BANK   MAINE BANK & TRUST - a maine bank for maine people -   Ocean

A Compelling Story

- Recognized competency in an attractive business mix
- Strategic acquisitions which provide strong earnings growth
- Low risk execution orientation provides an understandable opportunity
- Proven leadership provides aggressive focus to achieve superior financial results
- Well established and tangible shareholder orientation

Our Markets

- Economies in which we operate are stable with limited excess real estate inventory
- The underlying economic drivers are well diversified and have minimal technology exposure
- Chittenden's credit quality has remained very strong throughout the last ten years

Chittenden CORPORATION



Maine
Burlington
Vermont
Portland
New Hampshire
Kennebunk
Brattleboro
Manchester
Albany
Lowell
Massachusetts
Boston
Worcester
Springfield
Connecticut
Providence
Hartford
RHODE ISLAND

Loans by State	
VT	49%
MA	28%
NH	12%
ME	11%

Deposits by State	
VT	61%
MA	22%
NH	6%
ME	11%

	Assets
Chittenden Bank	$3,026
Bank of Western Mass	$519
Flagship Bank and Trust	$495
Maine Bank and Trust	$281
Ocean National Bank	$600

Chittenden CORPORATION

Strategic Direction

- Continue to expand the existing franchise and our financial management services
- Pursue acquisitions of banks and financial services companies

Acquisition Strategy

- Primarily focused on commercial banks that compliment our present banks or will be a platform to expand into new markets
- Provide a structure and resources to enhance the target's earnings growth
- Chittenden Corp operates as a multi-bank holding company with significant operating autonomy at its five banks.

Recent Acquisitions	Year	Consideration	Headquarters
Bank of Western Massachusetts	1995	Cash/Stock	Springfield, Massachusetts
Flagship Bank and Trust	1996	Stock	Worcester, Massachusetts
Pomerleau Insurance Agency	1997	Cash	Burlington, Vermont
Vermont Financial Services Corp	1998	Stock	Brattleboro, Vermont
Maine Bank and Trust	2001	Cash	Portland, Maine
Ocean National Bank	2002	Cash	Kennebunk, Maine
Granite State Bankshares	2003 *	Cash/Stock	Keene, NH

* pending

Chittenden CORPORATION

Business Approach

- Deep relationships with worthwhile customers
- Focus on small and mid-sized businesses
- Maintain conservative underwriting standards and discipline
- Offer a complete range of banking products and services
- Geographically diverse branch franchise with both a consumer and small business focus
- Efficient generator of low cost stable deposits
- Strong referral source for the company's fee based businesses

Chittenden CORPORATION

Business Services

Cash Management (5%)

- Full menu of products
- Domiciled on one operating system
- Dial up and web based access available
- Annualized three year growth rate of 23%

Payroll Services (2%)

- Over 750 customers
- Full menu of products
- Annualized three year growth rate of 26%

Business Credit Cards (1%)

- Only available to commercial customers
- Credit review performed as part of the normal commercial lending process
- Total loans outstanding of $7 million



Maine
Vermont
New Hampshire
Massachusetts

Chittenden Insurance (6%)

- Specializes in commercial property and casualty insurance
- Wholesale brokerage operation covering ten states
- Gross premiums for 2002 were $43.5 million

Retirement Plan Services (1%)

- Primary focus is on defined benefit and contribution plans
- Provides custodial/directed trustee services for non-qualified plans
- Total retirement plan assets of $503 million

Merchant Services (4%)

- Full array of products
- High level of service to business clients
- Only offered within the franchise
- Volume of transactions processed for 2002 were $893 million

*** Numbers in ( ) are a percentage of total non interest income**

Chittenden CORPORATION

Financial Management Services

Asset Management Services (20%)

- Over $2.0 billion in assets under administration
- Over $1.3 billion in assets under management
- Services include asset management and personal trust

Corporate Trust (4%)

- Operates throughout the Northeast with low risk and high efficiency
- Annualized three year growth rate of 18%
- Over 50% of revenues come from outside Vermont
- Over $1.8 billion in assets under administration

Mortgage Banking

- Full product menu offered through retail and wholesale distribution channels
- Originations for 2002 were $860 million
- Mortgage servicing portfolio of $2 billion with $8.5 million in net MSR assets

Retail Investments - Broker/Dealer (4%)

- Broker/dealer established in 1998
- Over $148 million in assets under administration


Chittenden offers a wide variety of specialty businesses that are expanding throughout our footprint.

Captive Insurance

- Vermont is the U.S. domicile of choice for captive insurance companies
- Chittenden Bank is the leader for banking services to this industry

Government Banking

- Leader in government banking for Vermont
- Customers use a wide array of transaction, loan and deposit products
- Over $75 million in loans and $278 million in deposits at year end.

Automotive Finance

- Discretionary asset generator
- Operates only within our franchise
- Over $110 million in loans

Chittenden CORPORATION

Consistent Superior Financial Performance

- Strong net interest margin
- Low cost stable sources of funding
- Strong fee based revenues in targeted businesses
- Efficient cost structure
- Strong capital
- Conservative reserves and excellent credit quality

Strong Consistent Net Interest Margin



4.71%
4.67%
4.73%
4.74%
4.53%
1998
1999
2000
2001
2002

NII	$173,277	$175,485	$167,072	$170,305	$192,615

Stable net interest margin through a variety of interest rate cycles

A Diversified Loan Portfolio

12/31/98


Consumer 15%
Commercial 21%
Construction 3%
Residential 34%
Commercial RE 21%
Home Equity 6%

12/31/00


Consumer 16%
Commercial 21%
Construction 2%
Residential 31%
Commercial RE 25%
Home Equity 5%

12/31/02


Consumer 9%
Commercial 22%
Construction 3%
Residential 22%
Commercial RE 37%
Home Equity 7%

Portfolio *(in millions)*	1998	1999	2000	2001	2002
Commercial	$581	$592	$600	$645	$646
Commercial RE	574	642	723	904	1,104
Construction	69	55	58	80	85
Residential	927	918	884	672	658
Home Equity	160	149	140	183	204
Consumer	416	549	451	354	277
Total	$2,727	$2,905	$2,856	$2,838	$2,974

√ No syndicated credits

Chittenden CORPORATION

Strong Core Funding



12/31/98
CDs > $100,000 5%
Demand Deposits 16%
CDs < $100,000 22%
Borrowings 4%
Savings/NOWs/ MMAs 53%
12/31/00
CDs > $100,000 6%
Demand Deposits 16%
CDs < $100,000 18%
Borrowings 3%
Savings/NOWs/ MMAs 57%
12/31/02
CDs > $100,000 5%
Demand Deposits 15%
CDs < $100,000 17%
Borrowings 6%
Savings/NOWs/ MMAs 57%

Funding	1998	1999	2000	2001	2002
Demand Deposits	$615	$534	$531	$621	$684
Savings/NOWs/MMAs	2,033	1,808	1,934	2,218	2,519
CDs < $100,000	834	649	615	635	692
CDs > $100,000	198	215	212	196	231
Borrowings	136	197	94	44	299
Total	$3,816	$3,403	$3,386	$3,714	$4,425

Chittenden CORPORATION

A Strong Diversified Stream of Noninterest Income



12/31/98
Other 22%
Investment Management Income 20%
Insurance Commissions 4%
Credit Card Income 8%
Service Charges on Deposits 33%
Gains on Loan Sales 13%
12/31/00
Other 22%
Investment Management Income 29%
Insurance Commissions 5%
Credit Card Income 11%
Service Charges on Deposits 28%
Gains on Loan Sales 5%
12/31/02
Other 30%
Investment Management Income 24%
Service Charges on Deposits 19%
Insurance Commissions 6%
Credit Card Income 6%
Gains on Loan Sales 15%

	1998	1999	2000	2001	2002
Investment Management Income	$12,913	$14,290	$13,567	$15,722	$15,601
Service Charges on Deposits	20,556	18,330	13,875	14,294	16,026
Gains on Loan Sales	7,976	5,361	2,818	11,207	10,068
Credit Card Income	5,403	5,545	5,349	3,964	3,656
Insurance Commissions	2,878	2,538	2,894	3,391	3,733
Other	17,054	17,339	14,606	15,155	15,976
	$66,780	$63,403	$53,109	$63,733	$65,060
% of Total Revenue	28%	27%	25%	27%	25%

Chittenden CORPORATION

Financial Summary

		1998	1999	2000	2001	2002
	Per Common Share					
Earnings	Diluted Earnings	$1.38	$1.54 *	$1.74	$1.80	$1.96
	Diluted Earnings	$1.38	($0.07)	$1.72	$1.80	$1.96
	Dividends	$0.55	$0.65 *	$0.75	$0.76	$0.79
	Book Value	$11.22	$10.22	$10.49	$11.56	$13.11
	Tangible Book Value	$9.23	$9.70	$10.00	$10.52	$11.09
	Performance Ratios					
Growth	Net Interest Margin	4.71%	4.67%	4.73%	4.74%	4.53%
	Return on Average Equity	13.05%	14.69% *	17.44%	16.55%	16.12%
	Return on Average Assets	1.22%	1.34% *	1.56%	1.51%	1.40%
	Dividend Payout Ratio	39.30%	41.55% *	42.85%	42.15%	39.88%
	Efficiency Ratio	60.08%	58.36% *	54.47%	56.13%	58.63%
	Credit Quality Data					
Credit	NPAs to Loans & OREO	0.72%	0.33%	0.42%	0.46%	0.49%
	Loan Loss Reserve to Loans	1.51%	1.42%	1.41%	1.59%	1.57%
	Net Charge-Offs to Average Loans	0.46%	0.31%	0.32%	0.24%	0.28%
	Capitalization					
Capital	Leverage	7.58%	8.17%	8.65%	7.99%	9.28%
	Tier 1	10.76%	11.96%	10.82%	10.32%	12.25%
	Risk-Based	12.02%	13.23%	12.08%	11.57%	13.50%

* Operating

Chittenden Corporation

Return on Average Equity



18.00%
16.00%
14.00%
12.00%
10.00%
17.55%
18.29%
17.44%
16.55%
16.12%
14.69%
13.77%
13.05%
1997
1998
1999
2000
2001
2002

(1) Ratios calculated based on operating net income for the year.

Without Vermont Financial Services Corp

Chittenden CORPORATION

	Market Valuation				Capital	Profitability			Credit Quality	
	Price / LTM	Price / 2003E	Price / Tangible Book	Dividend Yield	Equity / Assets	LTM ROAA	LTM ROAE	LTM Efficiency Ratio	NPAs/ Loans	Reserves/ Loans
Chittenden Corp.	15.8 x	13.3 x	273.06 x	2.94 %	8.34 %	1.39 %	15.82 %	58.41 %	0.54 %	1.60 %
Median:	**14.4 x**	**13.0 x**	**277.96 x**	**2.92 %**	**7.83 %**	**1.56 %**	**18.04 %**	**51.54 %**	**0.63 %**	**1.49 %**
Average:	14.3	12.8	289.59	2.74	7.96	1.48	19.08	52.74	0.64	1.48
High:	23.3	17.1	432.65	4.05	10.53	2.16	29.71	71.57	1.09	2.74
Low:	9.5	6.1	177.32	0.48	5.87	0.97	15.67	39.91	0.02	0.54


Price / Earnings
18.0
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
16.50
14.81
14.10
14.70
15.33
15.73
14.19
12.92
13.29
12.95
1999
2000
2001
2002
2003E
CHZ
PEER MEDIAN

Notes:
Peer group is comprised of all bank holding companies with assets between $3 and $10 billion, a ROAE greater than 15%, a non-performing asset ratio less than 1.5% and a net interest margin greater than 3.00%.
Nonperforming assets include loans past due 90 days or more and still accruing, nonaccrual loans, restructured loans and foreclosed real estate.
Source: SNL Securities, L.P. (Prices as of October 29, 2002; financial data at, or for the twelve months ended, September 30, 2002)

A Compelling Story

- Strong market share and a proven acquisition acumen
- Low risk balance sheet with a prudent growth strategy
- Diversified banking services with a solid balance of net interest and fee revenues
- Low exposure to volatile sectors with a fortress balance sheet

Chittenden CORPORATION

Chittenden

CORPORATION

Acquisition of

GRANITE STATE BANKSHARES

The Power of Local Banking

Chittenden | THE BANK OF WESTERN MASSACHUSETTS | FLAGSHIP BANK | MAINE BANK & TRUST - a maine bank for maine people - | Ocean

Summary of Significant Terms

Purchase Price:	$46.00 per share
Transaction Value:	$247 million
Transaction Structure:	50%/50% stock/cash mix
Exchange Ratio:	Fixed at 1.64 Chittenden shares for each Granite State share
Estimated Cost Savings:	20% of Granite State's expenses (expected to be phased in 50% in 2003 and 100% in 2004)
Due Diligence:	Completed
Board Representation:	One Granite State Director to be added to Chittenden Corporation Board
Collars / Walk-Away:	None
Termination Fee:	$13 million
Required Approvals:	Granite State shareholders Customary regulatory approvals
Expected Closing:	Second quarter of 2003

Chittenden CORPORATION

GRANITE STATE BANKSHARES The Power of Local Banking

Snapshot of Granite State

Granite State's operations and culture are an excellent fit with those of Chittenden's

Attractive Commercial and Community Banking Franchise	▪ $610 million in loans ▪ $761 million in deposits (95% core deposits) [1] ▪ Approximately 46% of Granite State's loans are commercial ▪ Operates 19 branches and 46 ATMs in Hillsborough, Cheshire, Rockingham, Strafford and Merrimack counties in New Hampshire
Market Position	▪ Granite State is the largest independent commercial bank in New Hampshire ▪ In 8 of the towns in which it operates, Granite State ranks 1st or 2nd
Solid Fee Income Generation through GSBI Insurance Group	▪ Formed in 2002 through the acquisitions of Blake Insurance Agency, Sise Insurance Agency and Sise Financial Services ▪ One of the largest agencies in New Hampshire; largest agency in the Seacoast ▪ $23 million in annual premiums

1. Core deposits exclude all CDs greater than $100,000.

Chittenden CORPORATION

GRANITE STATE BANKSHARES The Power of Local Banking

Transaction Rationale

Franchise Enhancing	▪ Consistent with our long-term strategic plan ▪ Logical extension of Chittenden's existing Vermont and New Hampshire presence ▪ Catapults Chittenden to the 4th largest New Hampshire bank ranked by deposits
Improves Franchise Demographics	▪ Granite State's market demographics compare favorably with those of Chittenden, especially in the attractive Hillsborough and Rockingham counties ▪ Granite State provides Chittenden with a platform for expansion into higher growth and more affluent markets
Strong Performing Bank with Growth Opportunities	▪ Granite State has solid fundamentals and a low-risk balance sheet ▪ Granite State is a "clean" institution with transparent accounting and familiar business lines ▪ Strong fee income growth potential from Chittenden's business services and wealth management units

Chittenden CORPORATION

GRANITE STATE BANKSHARES The Power of Local Banking

Attractive Financial Results	▪ Accretive to GAAP and cash earnings and book value per share using conservative earnings projections for Granite State ▪ 2.6%, or 5 cents, accretion to cash EPS in 2003 ▪ 0.8%, or 2 cents, accretion to GAAP EPS in 2003 ▪ Strong pro forma asset quality
Low-risk Transaction	▪ Identical operating system as Maine Bank & Trust and Ocean National Bank ▪ Commonality of cultures and business philosophy ▪ No unusual products or operations that are unfamiliar to Chittenden ▪ Chittenden has demonstrated success in executing and integrating similar transactions

Building a Strong Commercial Banking Franchise in New Hampshire


NEW HAMPSHIRE
Merrimack
Strafford
Cheshire
Hillsborough
Rockingham
Ocean National
Granite State

Excludes zero deposit branches.

Chittenden CORPORATION

GRANITE STATE BANKSHARES The Power of Local Banking

Strong Financial Position

($ in millions)

	Chittenden	Granite State
Balance Sheet Items		
Assets	$4,921	$1,110
Net Loans	2,926	601
Deposits	4,126	761
Equity	419	91
Core Deposits / Total Deposits (1)	94.4 %	94.8 %
Income Statement Items		
ROAA (2)	1.40 %	1.32 %
ROAE (2)	16.1	16.6
Net Interest Margin	4.53	3.93
Efficiency Ratio (2)	58.6	54.5
Fee Income / Operating Revenue	25.0	23.7

Financial data as of or for the quarter ended September 30, 2002.

1. *Core deposits exclude CDs greater than $100,000.*
2. *Adjusted for merger expenses.*

Chittenden CORPORATION

GRANITE STATE BANKSHARES *The Power of Local Banking*

Loan Composition Remains Diversified

At or for the year ended December 31, 2002

($ in millions)	Chittenden		Granite State		Pro Forma	
	Loans	%	Loans	%	Loans	%
Commercial & Industrial	$646	21.7 %	$37	6.1 %	$683	19.1 %
Commercial Real Estate	1,189	40.0	246	40.3	1,435	40.0
Residential Real Estate	862	29.0	288	47.2	1,150	32.1
Consumer	277	9.3	39	6.4	316	8.8
Total Loans	$2,974	100.0 %	$610	100.0 %	$3,584	100.0 %
Yield	**6.20%**		**6.90%**		**6.32%**	

Chittenden CORPORATION

GRANITE STATE BANKSHARES The Power of Local Banking

Maintains Excellent Asset Quality

At or for the year ended December 31, 2002

	CHZ	GSBI	Pro Forma Combined
Non-Performing Assets / Total Assets	0.30 %	0.12 %	0.27 %
Non-Performing Assets / Gross Loans	0.49	0.21	0.44
Reserves / Non-Performing Loans	325.6	608.2	349.0
Reserves / Gross Loans	1.57	1.31	1.53
Net Charge-Offs / Average Loans	0.28	0.07	0.23

Chittenden CORPORATION

GRANITE STATE BANKSHARES
The Power of Local Banking

Deposit Mix

At or for the year ended December 31, 2002

($ in millions)	Chittenden		Granite State		Pro Forma	
	Deposits	%	Deposits	%	Deposits	%
Demand	$684	16.6 %	$112	14.7 %	$796	16.3 %
Savings	401	9.7	89	11.7	490	10.0
NOW and Money Market	2,118	51.3	323	42.4	2,441	49.9
CDs < $100,000	692	16.8	197	25.9	889	18.2
CDs > $100,000	231	5.6	40	5.3	271	5.5
Total Deposits	**$4,126**	**100.0 %**	**$761**	**100.0 %**	**$4,887**	**100.0 %**
Cost (1)	**1.26%**		**1.88%**		**1.36%**	

1. *Includes demand deposits.*

Chittenden

CORPORATION

Visit our website for a wide range of products, latest financial reports and many other interactive services: **www.chittendencorp.com**

This presentation contains "forward-looking statements" which may describe future plans and strategic initiatives. These forward-looking statements are based on current plans and expectations, which are subject to a number of factors and uncertainties that could cause future results to differ from historical performance or future expectations.